UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)

28 Engelhard Drive, Suite B Monroe Township, New Jersey (Address of principal executive offices)	08831 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01. Regulation FD Disclosure.

On October 29, 2019, the Company updated their investor presentation and fact sheet. A copy of the investor presentation and fact sheet are furnished as Exhibits 99.1 and 99.2 to this report and are also available on the Company’s website at www.oceanpowertechnologies.com.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in 7.01 and in the attached Exhibits 99.1 and 99.2 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

*99.1	Company investor presentation

*99.2	Company fact sheet

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2019

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer

Exhibit Index

99.1	Company investor presentation

99.2	Company fact sheet